UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

August 6, 2009
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

On2 Technologies, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-15117	84-1280679
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

3 Corporate Drive, Suite 100, Clifton Park, NY 12065
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(518) 348-0099
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On2 Technologies, Inc., a Delaware corporation (the “Company”), hosted its second quarter 2009 earnings conference call and webcast on Thursday, August 6, 2009 at 5:00 p.m. Eastern Time.  The conference call included information concerning the previously announced Agreement and Plan of Merger, dated as of August 4, 2009, by and among the Company, Google Inc., a Delaware corporation (“Google”), and Oxide Inc., a Delaware corporation and a wholly owned subsidiary of Google.  A transcript of the conference call is attached hereto as Exhibit 99.1. The transcript is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the transcript.

Additional Information and Where to Find It

Google plans to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 in connection with the transaction, which will include a Proxy Statement of the Company that also constitutes a Prospectus of Google.  The Company will mail the Proxy Statement/Prospectus to its stockholders in connection with the transaction.  The Registration Statement and the Proxy Statement/Prospectus will contain important information about Google, the Company, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available.  Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Google and the Company through the web site maintained by the SEC at www.sec.gov and by contacting Google Investor Relations at 650-253-7663 or the Company’s Investor Relations at 617-956-6728.  In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on Google’s website at www.google.com and on the Company’s website at www.on2.com.

Participants in the Solicitation

Google, the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding Google’s executive officers and directors is included in Google’s definitive proxy statement, which was filed with the SEC on March 24, 2009, and information regarding the Company’s executive officers and directors is included in the Company’s definitive proxy statement, which was filed with the SEC on April 7, 2009.  The Proxy Statement/Prospectus for the proposed transaction will provide more information about participants in the solicitation of proxies from the Company’s stockholders, which participants may have interests different from the Company’s stockholders generally.  You can obtain free copies of these documents from Google or the Company using the contact information above.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Second Quarter 2009 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On2 Technologies, Inc.

By:	/s/ Matthew Frost
Matthew Frost
Interim Chief Executive Officer and Chief Operating Officer

Dated: August 7, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Second Quarter 2009 Investor Presentation